UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 16, 2011

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 West Franklin, P.O. Box 638, Elkhart, Indiana	46515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(574) 294-7511

(Former name or former address if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

A.I.A. Countertops, LLC Acquisition

On September 19, 2011, Patrick Industries, Inc., an Indiana Corporation (the “Company” or “Patrick”), issued a press release announcing the acquisition of certain assets of A.I.A. Countertops, LLC (“AIA” or the “Seller”).  The acquisition was completed on September 16, 2011 and was funded through (a) borrowings under the Company’s revolving secured senior credit facility (the “Credit Facility”), (b) the issuance of secured senior subordinated notes to Northcreek Mezzanine Fund I, L.P., a Delaware limited partnership (“Northcreek”), and Stinger Northcreek PATK LLC, a Delaware limited liability company and an affiliate of Northcreek (“Stinger Northcreek”), and (c) a subordinated secured promissory note to the Seller.

In connection with the financing of the acquisition of AIA, the Credit Agreement, dated as of March 31, 2011, that established the Credit Facility (the “Credit Agreement”), was amended to, among other things: (i) allow for the issuance to the Seller of the Company’s 10% $2.0 million subordinated secured promissory note, and (ii) allow for the issuance to Northcreek and Stinger Northcreek of $2.7 million principal amount of secured senior subordinated notes. In connection with the amendment to the Credit Agreement, the lenders that are party thereto consented to the acquisition of AIA and to the exclusion of the consideration paid from the aggregate consideration payable in respect of all Permitted Acquisitions as defined in the Credit Agreement.  A copy of the Consent and First Amendment to the Credit Agreement, dated September 16, 2011, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Secured Senior Subordinated Notes

Secured Senior Subordinated Notes in the aggregate principal amount of $2.7 million (the “Notes”) were issued to Northcreek and Stinger Northcreek under the Company’s Secured Senior Subordinated Note and Warrant Purchase Agreement, dated March 31, 2011 (the “Note Purchase Agreement”), as amended by the First Amendment to the Note Purchase Agreement dated September 16, 2011 (the “NPA First Amendment”).  The Notes are secured by a pledge of substantially all of the assets of the Company, pursuant to a Security Agreement, dated March 31, 2011, between the Company and Northcreek as Collateral Agent.  The Notes are subordinated to the Credit Facility pursuant to the Subordination and Intercreditor Agreement, dated March 31, 2011 (the “Subordination Agreement”), as amended by the Consent, Joinder and First Amendment to the Subordination Agreement, dated September 16, 2011 (the “Subordination Agreement Amendment”).  The Notes bear interest at 13% per annum and mature on March 31, 2016.  The Company may prepay all or any portion of the Notes at any time, subject to payment of a premium if prepaid on or prior to March 31, 2014.  Any amounts not paid when due shall bear interest at a rate which is 2.0% per annum in excess of the rate of interest otherwise payable on the Notes.  Copies of the NPA First Amendment (including a form of the Notes) and the Subordination Agreement Amendment are attached hereto as Exhibits 10.2 and 10.3 and incorporated herein by reference.

Pursuant to the NPA First Amendment and to the Warrant Agreement, dated March 31, 2011, as amended by the First Amendment to the Warrant Agreement, dated September 16, 2011 (the “Warrant Agreement Amendment”), the Company issued warrants to purchase 135,000 shares of the Company’s common stock to Northcreek and Stinger Northcreek at an exercise price of

$0.01 per share (the ‘‘September 2011 Warrants”).  The September 2011 Warrants are immediately exercisable, subject to anti-dilution provisions, and expire on March 31, 2016.  A copy of each of the September 2011 Warrants and the Warrant Agreement Amendment are attached hereto as Exhibits 10.4, 10.5 and 10.6 and incorporated herein by reference.

On September 16, 2011, the Company entered into Amendment No. 2 to the Second Amended and Restated Registration Rights Agreement, dated as of March 31, 2011 (the “Registration Rights Agreement”).  The Registration Rights Agreement, as amended, provides that the Company shall file a registration statement on Form S-3 registering the shares of common stock that may be issued upon the exercise of the September 2011 Warrants and provides Northcreek and Stinger Northcreek certain demand registration rights and piggy-back registration rights in the event the Company files a registration statement with the Securities and Exchange Commission, subject to certain exceptions.  A copy of Amendment No. 2 to the Registration Rights Agreement is attached hereto as Exhibit 10.7 and incorporated herein by reference.

Subordinated Secured Promissory Note

On September 16, 2011, the Company issued a 10% Subordinated Secured Promissory Note (the “Promissory Note”) to the Seller in the principal amount of $2.0 million.  The Promissory Note is secured by the Company’s inventory and accounts receivable and is subordinated to the security interests of the Credit Agreement and the Note Purchase Agreement.  The Promissory Note matures on September 16, 2013.  A copy of the Promissory Note is attached hereto as Exhibit 10.8 and incorporated herein by reference.

The foregoing descriptions of the amendments to the Credit Agreement, the Note Purchase Agreement, the Subordination Agreement, the Warrant Agreement, and the Registration Rights Agreement, and the September 2011 Warrants and the Promissory Note, are qualified in their entirety by the actual agreements, which are attached to this Form 8-K as Exhibits 10.1 through 10.8 and incorporated by reference into this Report.

On September 19, 2011, the Company issued a press release announcing the completion of the acquisition of AIA.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference into this Section 2.03 of this Report.

Item 3.02	Unregistered Sale of Equity Securities

The information regarding the Warrants set forth under Item 1.01 above is incorporated herein by reference into this Section 3.02 of this Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1 – Consent and First Amendment, dated September 16, 2011, to the Credit Agreement, dated as of March 31, 2011, between Patrick Industries, Inc., the lenders party thereto and Wells Fargo Capital Finance, LLC, as the Agent.

Exhibit 10.2 – First Amendment, dated September 16, 2011, to the Secured Senior Subordinated Note and Warrant Purchase Agreement, dated as of March 31, 2011, between Patrick Industries, Inc. and Tontine Capital Overseas Master Fund II, L.P., Northcreek Mezzanine Fund I, L.P., and Stinger Northcreek PATK LLC, including form of Note.

Exhibit 10.3 – Consent, Joinder and First Amendment, dated September 16, 2011, to the Subordination and Intercreditor Agreement, dated as of March 31, 2011, among Wells Fargo Capital Finance, LLC, and Patrick Industries, Inc., Tontine Capital Overseas Master Fund II, L.P., Stinger Northcreek PATK LLC and Northcreek Mezzanine Fund I, L.P. (on its behalf and as Collateral Agent).

Exhibit 10.4 - Warrant to purchase 85,000 shares of common stock of Patrick Industries, Inc. issued to Northcreek Mezzanine Fund I, L.P. on September 16, 2011.

Exhibit 10.5 - Warrant to purchase 50,000 shares of common stock of Patrick Industries, Inc. issued to Stinger Northcreek PATK LLC on September 16, 2011.

Exhibit 10.6 – First Amendment, dated September 16, 2011, to the Warrant Agreement, dated as of March 31, 2011, between Patrick Industries, Inc. and Tontine Capital Overseas Master Fund II, L.P., Northcreek Mezzanine Fund I, L.P., and Stinger Northcreek PATK LLC.

Exhibit 10.7 - Amendment No. 2, dated September 16, 2011, to the Second Amended and Restated Registration Rights Agreement, dated as of March 31, 2011, between Patrick Industries, Inc. and Tontine Capital Overseas Master Fund II, L.P., Northcreek Mezzanine Fund I, L.P., and Stinger Northcreek PATK LLC.

Exhibit 10.8 – Subordinated Secured Promissory Note, dated September 16, 2011, issued by Patrick Industries, Inc. to A.I.A. Countertops, LLC.

Exhibit 99.1 - Press Release issued September 19, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: September 22, 2011	BY:	/s/ Andy L. Nemeth
Andy L. Nemeth
Executive Vice President – Finance and
Chief Financial Officer